EXHIBIT 10.1

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of August 22, 2007, by and among HARVEY ELECTRONICS, INC., a New York corporation (the "Company"), and the Buyers listed on Schedule I attached hereto (individually, a "Buyer" or collectively "Buyers").

                                   WITNESSETH
                                   ----------

     WHEREAS, the Company and the Buyer(s) are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to
Section 4(2) and/or Rule 506 of Regulation D ("Regulation D") as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act");

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase (i) up to Six Million Dollars ($6,000,000) of secured convertible debentures in the form attached hereto as "Exhibit A" (the "Convertible Debentures"), which shall be convertible into shares of the Company's common stock, par value $0.01 (the "Common Stock") (as converted, the "Conversion Shares") of which Four Million Dollars ($4,000,000) of Convertible Debentures shall be purchased within two (2) days from the date hereof (the "First Closing"), One Million Five Hundred Thousand Dollars ($1,500,000) of Convertible Debentures shall be purchased on the later to occur i) the date Company has received Shareholder Approval, as defined herein, for the issuance of the Total Transaction Shares, as defined in the Convertible Debentures, in excess of 19.99% of the outstanding shares of the Company's Common Stock and ii) the date the registration statement (the "Registration Statement") is filed, pursuant to the Registration Rights Agreement dated the date hereof, with the United States Securities and Exchange Commission (the "SEC") (the "Second Closing") and [Five Hundred Thousand Dollars ($500,000)] of Convertible Debentures shall be purchased on the date the Registration Statement is declared effective by the SEC (the "Third Closing") (individually referred to as a "Closing" collectively referred to as the "Closings") for a total purchase price of up to Six Million Dollars ($6,000,000), (the "Purchase Price") in the respective amounts set forth opposite each Buyer(s) name on Schedule I (the "Subscription Amount");

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated there under, and applicable state securities laws;

     WHEREAS, the Convertible Debentures are secured by (i) a security interest in all of the assets of the Company and of each of the Company's subsidiaries as evidenced by the security agreement of even date herewith (the "Security Agreement") and (i) the a security interest in all of the trademarks of the Company and of each of the Company's subsidiaries as evidenced by the trademark security agreement of even date herewith (the "Trademark Security Agreement");

     WHEREAS, within thirty (30) calendar days from the date hereof , the parties hereto shall execute and deliver Irrevocable Transfer Agent Instructions (the "Irrevocable Transfer Agent Instructions"); and

     WHEREAS, the Convertible  Debentures,  the Conversion Shares, the Warrants,
and  the   Warrants   Shares   collectively   are  referred  to  herein  as  the
"Securities").

     NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Buyer(s) hereby agree as follows:

     1. PURCHASE AND SALE OF CONVERTIBLE DEBENTURES.

     (a) Purchase of Convertible Debentures. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, each Buyer agrees, severally and not jointly, to purchase at each Closing and the Company agrees to sell and issue to each Buyer, severally and not jointly, at the Closings, Convertible Debentures in amounts corresponding with the Subscription Amount set forth opposite each Buyer's name on Schedule I hereto and the Warrants to acquire up that number of Warrant Shares as set forth opposite such Buyer's name in column (5) on Schedule I .

     (b) Closing Dates. The First Closing of the purchase and sale of the Convertible Debentures shall take place at 10:00 a.m. Eastern Standard Time on the second (2nd) business date following the date hereof, subject to notification of satisfaction of the conditions to the Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer(s) the Second Closing of the purchase and sale of the Convertible Debentures shall take place at 4:00 p.m. Eastern Standard Time on the later to occur of i) the date Company has received Shareholder Approval, as defined herein, for the issuance of the Total Transaction Shares, as defined in the Convertible Debentures, in excess of 19.99% of the outstanding shares of the Company's Common Stock and ii) the date the Registration Statement (is filed, pursuant to the Registration Rights Agreement the SEC, subject to notification of satisfaction of the conditions to the Second Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer) (the "Second Closing Date"), and the Third Closing of the purchase and sale of the Convertible Debentures shall take place at 4:00 p.m. Eastern Standard Time on the date the Registration Statement is declared effective by the SEC, subject to notification of satisfaction of the conditions to the Third Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer) (the "Third Closing Date") (collectively referred to a the "Closing Dates"). The Closings shall occur on the respective Closing Date at the offices of Yorkville Advisors, LLC, 3700 Hudson Street, Suite 3700, Jersey City, New Jersey 07302 (or such other place as is mutually agreed to by the Company and the Buyer(s)).

     (c) Form of Payment. Subject to the satisfaction of the terms and conditions of this Agreement, on each Closing Date, (i) the Buyers shall deliver to the Company such aggregate proceeds for the Convertible Debentures and Warrants to be issued and sold to such Buyer at such Closing, minus the fees to be paid directly from the proceeds of such Closing as set forth herein, and (ii) the Company shall deliver to each Buyer, Convertible Debentures and Warrants


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
which such Buyer is purchasing at such Closing in amounts indicated opposite such Buyer's name on Schedule I, duly executed on behalf of the Company.

     2. BUYER'S REPRESENTATIONS AND WARRANTIES.

     Each Buyer represents and warrants, severally and not jointly, that:

     (a) Investment Purpose. Each Buyer is acquiring the Securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Buyer reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement covering such Securities or an available exemption under the Securities Act. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

     (b) Accredited Investor Status. Each Buyer is an "Accredited Investor" as that term is defined in Rule 501(a)(3) of Regulation D.

     (c) Reliance on Exemptions. Each Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such
Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

     (d) Information. Each Buyer and its advisors (and his or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding his purchase of the Securities, which have been requested by such Buyer. Each Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. Each Buyer understands that its investment in the Securities involves a high degree of risk. Each Buyer is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Buyer to obtain information from the Company in order to evaluate the merits and risks of this investment. Each Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

     (e) No Governmental Review. Each Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities, or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.


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

     (f) Transfer or Resale. Each Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements, or (C) such Buyer provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such Securities can be sold, assigned or transferred pursuant to Rule 144, Rule 144(k), or Rule 144A promulgated under the Securities Act, as amended (or a successor rule thereto) (collectively, "Rule 144"), in each case following the applicable holding period set forth therein; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

     (g) Legends. Each Buyer agrees to the imprinting, so long as is required by this Section 2(g), of a restrictive legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE
          SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

Certificates evidencing the Conversion Shares or Warrant Shares shall not contain any legend (including the legend set forth above), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Conversion Shares or Warrant Shares pursuant to Rule 144, (iii) if such Conversion Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the effective date (the "Effective Date") of a Registration Statement if required by the Company's


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transfer  agent to effect the  removal of the  legend  hereunder.  If all or any portion of the Convertible Debentures or Warrants are exercised by a Buyer that is not an Affiliate of the Company (a "Non-Affiliated Buyer") at a time when there is an effective registration statement to cover the resale of the Conversion Shares or the Warrant Shares, such Conversion Shares or Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 2(g), it will, no later than three (3) Trading Days following the delivery by a Non-Affiliated Buyer to the Company or the Company's transfer agent of a certificate representing Conversion Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such third Trading Day, the "Legend Removal Date"), deliver or cause to be delivered to such Non-Affiliated Buyer a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Each Buyer acknowledges that the Company's agreement hereunder to remove all legends from Conversion Shares or Warrant Shares is not an affirmative statement or representation that such Conversion Shares or Warrant Shares are freely tradable. Each Buyer, severally and not jointly with the other Buyers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 3(g) is predicated upon the Company's reliance that the buyer will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

     (h) Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

     (i) Receipt of Documents. Each Buyer and his or its counsel has received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein and the Transaction Documents (as defined herein);
(ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; (iii) the Company's Form 10-K for the fiscal year ended October 28, 2006; (iv) the Company's Form 10-Q for the fiscal quarters ended January 27, 2007 and April 28, 2007 and (v) answers to all questions each Buyer submitted to the Company regarding an investment in the Company; and each Buyer has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

     (j) Due Formation of Corporate and Other Buyers. If the Buyer(s) is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Securities and is not prohibited from doing so.

     (k) No Legal Advice From the Company. Each Buyer acknowledges, that it had the opportunity to review this Agreement and the transactions contemplated by


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this  Agreement  with  his or its  own  legal  counsel  and  investment  and tax advisors. Each Buyer is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     Except as set forth under the corresponding section of the Disclosure Schedules which Disclosure Schedules shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Company hereby makes the representations and warranties set forth below to each Buyer:

     (a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each subsidiary free and clear of any liens, and all the issued and outstanding shares of capital stock of each subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

     (b) Organization and Qualification. The Company and its subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. "Material Adverse Effect" shall not include any event, fact, circumstance or condition (a) to the extent attributable to the execution and delivery of this Agreement or the Transaction Documents or announcement or pendency of the transactions contemplated hereby, provided that such is not attributable to any actions by the Company or (b) attributable to general economic changes or changes in the general industry of the Company provided that such is not attributable to any actions by the Company, acts of terrorism or war; or political or civil instability, disturbance or unrest.

     (c) Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Convertible Debentures, the Warrants, the Security Agreement, the Trademark Security Agreement, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions, and each of the other agreements entered into by the parties hereto in connection


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with  the  transactions   contemplated  by  this  Agreement   (collectively  the
"Transaction Documents") and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities, the reservation for issuance and the issuance of the Conversion Shares, and the reservation for issuance and the issuance of the Warrant Shares, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by
general   principles   of   equity   or   applicable   bankruptcy,   insolvency,
reorganization,   moratorium,  liquidation  or  similar  laws  relating  to,  or affecting generally, the enforcement of creditors' rights and remedies. The authorized officer of the Company executing the Transaction Documents does not know, based upon the reasonable exercise of his duties as an officer of the Company, of a reason why the Company cannot file the Registration Statement as required under the Registration Rights Agreement or perform any of the Company's other obligations under the Transaction Documents.

     (d) Capitalization. The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock and 4,350 shares of Preferred Stock, par value $0.01 ("Preferred Stock") of which 998,667 shares of Common Stock and 4,350 shares of Preferred Stock are issued and outstanding. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as disclosed in Schedule 3(d): (i) none of the Company's capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or any of its subsidiaries or by which the Company or any of its subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its subsidiaries; (v) there are no outstanding securities or instruments of the Company or any of its subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (vii) the Company does


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not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (viii) the Company and its subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or its subsidiaries' respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. The Company has furnished to the Buyers true, correct and complete copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "Bylaws"), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

     (e) Issuance of Securities. The issuance of the Convertible Debentures and the Warrants is duly authorized and free from all taxes, liens and charges with respect to the issue thereof. Upon conversion in accordance with the terms of the Convertible Debentures or exercise in accordance with the Warrants, as the case may be, the Conversion Shares and Warrant Shares, respectively, when issued will be validly issued, fully paid and nonassessable, free from all taxes, liens and charges with respect to the issue thereof. The Company has reserved from its duly authorized capital stock the appropriate number of shares of Common Stock as set forth in this Agreement.

     (f) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Debentures and the Warrants, and reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not
(i) result in a violation of any certificate of incorporation, certificate of formation, any certificate of designations or other constituent documents of the Company or any of its subsidiaries, any capital stock of the Company or any of its subsidiaries or bylaws of the Company or any of its subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the National Association of Securities Dealers Inc.'s OTC Bulletin Board) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstance, which might give rise to any of the foregoing.

     (g) SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (all of the foregoing filed prior to the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC Documents") on timely basis or has received a valid extension of such time of filing and has filed any such SEC Document prior to the expiration of any such extension. The Company has delivered to the Buyers or their representatives, or made available through the SEC's website at http://www.sec.gov., true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(i) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made and not misleading.

     (h) Monthly EBITDA and Cash Flow Projections for the twelve (12) Month Period Ending August 2008. The Monthly EBITDA and cash flow projections for the twelve (12) month period ending August 2008 (the "2008 Projections") attached to the Disclosure Schedule comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. The 2008 Projections have been prepared in accordance with industry standards of the type of business conducted by the Company, consistently applied, during the periods involved. The 2008 Projections are true and accurate EBITDA and cash flow projections and fairly present in all material respects projected EBITDA and projected cash flows for the periods then ended taking into account the advertising and marketing budget provided for the twelve (12) month period ended August 2008 disclosed to the Buyer(s), which management of the Company believes are reasonable and attainable based upon their reasonable assumptions and experience.

     (i) 10(b)-5. The SEC Documents do not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

     (j) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a Material Adverse Effect.

     (k) Acknowledgment Regarding Buyer's Purchase of the Convertible Debentures. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by each Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

     (l) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

     (m) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

     (n) Employee Relations. Neither the Company nor any of its subsidiaries is involved in any labor dispute or, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. Other than as disclosed on the Disclosure Schedule, none of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

     (o) Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

     (p) Environmental Laws. Other than as disclosed on the Disclosure Schedule, the Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

     (q) Title. All real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

     (r) Insurance. The Company and each of its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

     (s) Regulatory Permits. The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

     (t) Internal Accounting Controls. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and (iii) the recorded amounts for assets are compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (u) No Material Adverse Breaches, etc. Neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

     (v) Tax Status. The Company and each of its subsidiaries has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     (w) Certain Transactions. Except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     (x) Fees and Rights of First Refusal. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

     (y) Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Securities, will not be or be an affiliate of, an "investment company" within the meaning of the Investment

Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

     (z) Registration Rights. Other than each of the Buyers, and as disclosed on the Disclosure Schedule no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company. There are no outstanding registration statements not yet declared effective and there are no outstanding comment letters from the SEC or any other regulatory agency.

     (aa) Private Placement. Assuming the accuracy of the Buyers' representations and warranties set forth in Section 2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Buyers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market.

     (bb) Listing and Maintenance Requirements. The Company's Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received notice from any Primary Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Primary Market. The Company is, and has no reason to believe, in the exercise of reasonable care, that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

     (cc) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company's placement agent in connection with the placement of the Securities.

     (dd) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Convertible Debentures and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Convertible Debentures in accordance with this Agreement and the Convertible Debentures and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants, in each case, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

     (ee) Binding Obligation. Each Transaction Document has been duly executed and delivered by the Company and each Subsidiary that is a party thereto and is the legally valid and binding obligation of the Company and each Subsidiary, enforceable against such the Company and each Subsidiary in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     (ff) Capital Stock and Ownership. The Capital Stock of each of the Company and its Subsidiaries has been duly authorized and validly issued and is fully paid and non-assessable. Except as set forth in the Disclosure Schedule attached hereto, as of the date hereof, there is no existing option, warrant, call, right, commitment or other agreement to which the Company or any of its Subsidiaries is a party requiring, and there is no membership interest or other Capital Stock of the Company or any of its Subsidiaries outstanding which upon conversion or exchange would require, the issuance by the Company or any of its Subsidiaries of any additional membership interests or other Capital Stock of the Company or any of its Subsidiaries or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase, a membership interest or other Capital Stock of the Company or any of its Subsidiaries. The Disclosure Schedule correctly sets forth the ownership interest of the Company and each of its Subsidiaries in their respective Subsidiaries as of the Closing Date.

     (gg) Senior Secured Debt. The Company is indebted to Webster Business Credit Corporation ("Webster Credit") in the amount of $819,203.83 (the "Senior Secured Debt") and upon the payment of such amount directly from the gross proceeds of the First Closing all of the outstanding obligations of the Company to Webster Credit shall be paid in full.

     (hh) Investor Consents. The individuals and/or entities listed on the Disclosure Schedule is a complete list of the individuals and/or entities which are required to provide written consent for the Company to enter into the transactions contemplated herein.

     (ii) Landlords.  The  individuals  and/or entities listed on the Disclosure
Schedule is a complete list of the individuals and/or entities which the Company has entered in to leases for the rental of the Company's retail space.

     4. COVENANTS.

     (a) Best Efforts. Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

     (b) Form D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities, or obtain an exemption for the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

     (c) Reporting Status. Until the earlier of (i) the date as of which the Buyer(s) may sell all of the Securities without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto), or (ii) the date on which (A) the Buyers shall have sold all the Securities and (B) none of the Convertible Debentures or Warrants are outstanding (the "Registration Period"), the Company shall file in a timely manner all reports required to be filed with the SEC pursuant to the Exchange Act and the regulations of the SEC thereunder, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

     (d) Use of Proceeds. The Company will use the proceeds from the sale of the Convertible Debentures for (i) the repayment of the Senior Secured Debt, the escrow of the first three (3) Installment Payments, as defined in the Convertible Debentures, (ii) the payment of no more than Two Hundred Thousand Dollars ($200,000) for services rendered by any professional service provider engaged by the Company and (iii) general corporate and working capital purposes.

     (e) Reservation of Shares. On the date hereof, the Company shall reserve for issuance to the Buyers a minimum of 1,071,429 shares for issuance upon conversions of the Convertible Dentures and 1,262,274 shares for issuance upon exercise of the Warrants (collectively, the "Share Reserve"). The Company represents that it has sufficient authorized and unissued shares of Common Stock available to create the Share Reserve after considering all other commitments that may require the issuance of Common Stock. The Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the full conversion of the Convertible Debentures and the full exercise of the Warrants. If at any time the Share Reserve is insufficient to effect the full conversion of the Convertible Debentures or the full exercise of the Warrants, the Company shall increase the Share Reserve accordingly. If the Company does not have sufficient authorized and unissued shares of Common Stock available to increase the Share Reserve, the Company shall call and hold a special meeting of the shareholders within ninety (90) days of such occurrence, for the sole purpose of increasing the number of shares authorized. The Company's management shall recommend to the shareholders to vote in favor of increasing the number of shares of Common Stock authorized. Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock.

     (f) Listings or Quotation. The Company's Common Stock shall be listed or quoted for trading on the Nasdaq Capital Market, (the "Primary Market"). The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) on the Primary Market upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents.

     (g) Delisting. In the event that the Company is delisted from the Primary Market it shall within ten (10) business days secure the listing of the Common Stock on the the Nasdaq OTC Bulletin Board ("OTCBB") and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. .

     (h) Fees and Expenses.

     (i) Each of the Company and the Buyer(s) shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of the Transaction Documents. The Company shall pay Yorkville Advisors LLC a fee equal to eight percent (8%) in respect of each installment of the Purchase Price paid to the Company at each Closing, which amounts shall become due and payable upon receipt of the funds by the Company and shall be paid directly from the gross proceeds of each Closing.

     (ii) The Company shall pay a structuring fee to Yorkville Advisors LLC of Thirty Five Thousand Dollars ($35,000) directly from the proceeds of the First Closing.

     (iii) The Company has paid to Yorkville Advisors, LLC a non-refundable due diligence fee of Ten Thousand Dollars ($10,000).

     (iv) Furthermore on the date hereof the Company shall issue to the Investor a warrant to purchase 1,262,274 with an exercise price of $0.01 per share (the "Warrant"). The shares of the Company's Common Stock issuable upon exercise of the Warrant shall be referred to as the "Warrant Shares". The Warrant Shares shall have demand and "piggy back" registration rights.

     (i) Corporate Existence. So long as any of the Convertible Debentures remain outstanding, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, reverse stock split consolidation, sale of all or substantially all of the Company's assets or any similar transaction or related transactions (each such transaction, an "Organizational Change") unless, prior to the consummation an Organizational Change, the Company obtains the written consent of each Buyer. In any such case, the Company will make appropriate provision with respect to such holders' rights and interests to insure that the provisions of this Section 4(h) will thereafter be applicable to the Convertible Debentures.

     (j) Transactions With Affiliates. So long as any Convertible Debentures are outstanding, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its or any subsidiary's officers, directors, person who were officers or directors at any time during the previous two (2) years, stockholders who beneficially own five percent (5%) or more of the Common Stock, or Affiliates (as defined below) or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a five percent (5%) or more beneficial interest (each a "Related Party"), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any investment in an Affiliate of the Company, (c) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, (d) any agreement, transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of the Company; for purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment, or arrangement. "Affiliate" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly,
(i) has a ten percent  (10%) or more  equity  interest in that person or entity,
(ii) has ten percent (10%) or more common  ownership with that person or entity,
(iii) controls that person or entity, or (iv) shares common control with that person or entity. "Control" or "controls" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

     (k) Transfer Agent. The Company covenants and agrees that, in the event that the Company's agency relationship with the transfer agent should be terminated for any reason prior to a date which is two (2) years after the Closing Date, the Company shall immediately appoint a new transfer agent and shall require that the new transfer agent execute and agree to be bound by the terms of the Irrevocable Transfer Agent Instructions (as defined herein).

     (l) Restriction on Issuance of the Capital Stock. Notwithstanding the provisions of Section 4(n), and other than issuances pursuant to the obligations listed on the Disclosure Schedule or issuance pursuant to the Company's existing Bonafide Employee Stock Option Plan so long as any Convertible Debentures are outstanding, the Company shall not, without the prior written consent of the Buyer(s), (i) issue or sell shares of Common Stock or Preferred Stock, (ii) issue any preferred stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock, (iii) enter into any security instrument granting the holder a security interest in any and all assets of the Company, or (iv) file any registration statement on Form S-8 in excess of 500,000 shares of the Company's Common Stock. "Bonafide Employee Stock Option Plan" shall mean any compensatory plan of the Company for the benefit of its employees and directors which has been approved and adopted by the Company's Board of Directors.

     (m) Neither the Buyer(s) nor any of its affiliates have an open short position in the Common Stock of the Company, and the Buyer(s) agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock as long as any Convertible Debentures shall remain outstanding.

     (n) Rights of First Refusal. So long as any portion of Convertible Debentures are outstanding, if the Company has obtained the Buyer(s) consent under Section 4(k) herein, if the Company intends to raise additional capital by the issuance or sale of capital stock of the Company, including without limitation shares of any class of common stock, any class of preferred stock, options, warrants or any other securities convertible or exercisable into shares of common stock (whether the offering is conducted by the Company, underwriter, placement agent or any third party) the Company shall be obligated to offer to the Buyers such issuance or sale of capital stock, by providing in writing the principal amount of capital it intends to raise and outline of the material terms of such capital raise, prior to the offering such issuance or sale of capital stock to any third parties including, but not limited to, current or former officers or directors, current or former shareholders and/or investors of the obligor, underwriters, brokers, agents or other third parties. The Buyers shall have ten (10) business days from receipt of such notice of the sale or issuance of capital stock to accept or reject all or a portion of such capital raising offer.

     (o) Lock Up Agreements. On the date hereof, the Company shall obtain from each officer and director a lock up agreement in substantially the form attached hereto as Exhibit C.

     (p) Additional Registration Statements. Until the effective date of the initial Registration Statement, the Company will not file a registration statement under the Securities Act relating to securities that are not the Securities.

     (q) Review of Public Disclosures. All SEC filings (including, without limitation, all filings required under the Exchange Act, which include Forms 10-Q and 10-QSB, 10-K and 10K-SB, 8-K, etc) and other public disclosures made by the Company, including, without limitation, all press releases, investor relations materials, and scripts of analysts meetings and calls, shall be reviewed and approved for release by the Company's attorneys and, if containing financial information, the Company's independent certified public accountants.

     (r) Disclosure of Transaction. Within four (4) Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching the material Transaction Documents (including, without limitation, this Agreement, the form of the Convertible Debenture, the form of Warrant and the form of the Registration Rights Agreement) as exhibits to such filing.

     (s) Shareholder Approval. The Company shall obtain shareholder approval (without the vote of any shares acquired in this transaction and related transactions) for the issuance of the Total Transaction Shares, as defined in the Convertible Debentures, in excess of 19.99% of the outstanding shares of the Company's Common Stock, no later than November 21, 2007 ("Shareholder Approval").

     (t) Landlord Consents. The Company shall use its best efforts to enter into Landlord Subordination and Consent Agreements, in substantially the same form attached hereto as Exhibit D, with each landlord indicated in the Disclosure Schedule no later than November 21, 2007 ("Landlord Consents").

     (u) Consent of Peter Larson. The Company shall obtain the written consent of Peter Larson for the Company to enter into the transactions contemplated herein no later than October 31, 2007.

     (v) Bank of America Sweep Account. So long as any Convertible Debentures are outstanding the Company shall not discontinue the sweep of any account with Bank of America, including but not limited to such accounts identified in the Disclosure Schedule, by Webster Bank, N.A. into the Company's account with Webster nor instruct Webster Bank, N.A. and/or Bank of America, N.A. to take such action that would discontinue the sweep of such account.

     (w) Worldwide Stock Transfer and Trust LLC. Within thirty (30) calendar days from the date hereof the Company shall disengage Registrar and Transfer Company as the Company's transfer agent and engage Worldwide Stock Transfer and Trust LLC ("Worldwide") as the Company's transfer agent.

     (x) Irrevocable Transfer Agent Instructions. Within thirty (30) calendar days from the date hereof the Company shall deliver to the Buyer(s) Irrevocable Transfer Agent Instructions in form and substance acceptable to the Buyer(s) executed by the Company and Worldwide.

     (y) Monthly Reports. The Company shall provide on a month end basis commencing October 27, 2007 (i) an inventory summary report by store and category, at average cost, (ii) an accounts receivable aging report and (iii) a summary of the accounts payable aging report.

     (z) Interest Coverage Ratio. At the end of any Fiscal Quarter, commencing with the Fiscal Quarter ending January 31, 2008, the Company shall not permit the ratio as of the last day of any Fiscal Quarter of (i) Consolidated Adjusted EBITDA for the Fiscal Quarter period ending with such Fiscal Quarter to (ii) the Consolidated Cash Interest Expense for such Fiscal Quarter period as of the last day of any Fiscal Quarter, be less than 4.0:1.0

     (aa) Fixed Charge Coverage Ratio. At the end of any Fiscal Quarter, commencing with the Fiscal Quarter ending January 31, 2008, the Company shall not permit the ratio as of the last day of any Fiscal Quarter of (i) Consolidated Adjusted EBITDA for the Fiscal Quarter period ending with such Fiscal Quarter, to (ii) the Consolidated Fixed Charges for such Fiscal Quarter period as of the last day of such Fiscal Quarter, be less than 1.0:1.0

     (bb) Quarterly Consolidated Adjusted EBITDA. At the end of any Fiscal Quarter, commencing with the Fiscal Quarter ending January 31, 2008, the Company shall not permit the Consolidated Adjusted EBITDA as at the end of any Fiscal Quarter, for the four Fiscal Quarter period then ended to be less than the amounts indicated below as of the correlative dates indicated:

     ================== ============================
      Fiscal Quarter           Consolidated
                              Adjusted EBITDA
     ------------------ ----------------------------
     1/31/08            $ 790,000
     ------------------ ----------------------------
     4/30/08            $ 690,000
     ------------------ ----------------------------
     7/31/08            $ 820,000
     ------------------ ----------------------------
     10/31/08           $ 930,000
     ================== ============================

     ================== ============================
      Fiscal Quarter           Consolidated
                              Adjusted EBITDA
     ------------------ ----------------------------
     1/31/09            $ 1,300,000
     ------------------ ----------------------------
     4/30/09            $ 950,000
     ------------------ ----------------------------
     7/31/09            $ 1,000,000
     ------------------ ----------------------------
     10/31/09           $9 90,000
     ------------------ ----------------------------
     1/31/10            $ 1,400,000
     ------------------ ----------------------------
     4/30/10            $ 1,300,000
     ================== ============================



     (cc) Maximum Consolidated Capital Expenditures. Commencing with the Fiscal Quarter ending January 31, 2008, the Company shall not make or incur Consolidated Capital Expenditures, in any Fiscal Year in an aggregate amount for the Company in excess of the corresponding amount set forth below as of $1,200,000.

     (dd) Minimum Eligible Inventory. At the end of any Fiscal Quarter, commencing with the Fiscal Quarter ending January 31, 2008, the Company shall not permit Minimum Eligible Inventory to be less than $6,000,000.

     (ee) Compliance Certificate/Report. Unless otherwise agreed by the Buyers the Company will deliver to Buyer(s) within ten (10) days of the end of the Fiscal Quarter or Fiscal Year as required by Sections (y)-(dd), a certificate executed by two officers of the Company and dated as of the respective period outlined in Sections (y)-(dd) along with such audited financial statements necessary to satisfy the covenants contained in Sections (y)-(dd) herein, certifying that such covenants contained in Sections (y)-(dd) have been satisfied, that such information provided therein is true, accurate and prepared in accordance with GAAP.

     (ff) Certain Calculations. With respect to any period during which any acquisition permitted by the Buyer(s) (a "Permitted Acquisition") or an asset sale consented to by the Buyer(s) (an "Asset Sale") has occurred (each, a "Subject Transaction"), for purposes of determining compliance with the financial covenants set forth in this Section, Consolidated Adjusted EBITDA and the components of Consolidated Fixed Charges shall be calculated with respect to such period on a pro forma basis (including pro forma adjustments approved by Buyer in its sole discretion) using the historical audited financial statements of any business so acquired or to be acquired or sold or to be sold and the consolidated financial statements of the Company and its Subsidiaries which shall be reformulated as if such Subject Transaction, and any Indebtedness incurred or repaid in connection therewith, had been consummated or incurred or repaid at the beginning of such period (and assuming that such Indebtedness bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the weighted average of the interest rates applicable to outstanding [Debentures] incurred during such period).

     (gg) Definitions for Sections (y) - (dd) above:

     (i) "Accounts" means all "accounts" (as defined in the UCC) of Company (or, if referring to another Person, of such Person), including, without limitation, accounts, accounts receivable, monies due or to become due and obligations in any form (whether arising in connection with contracts, contract rights, instruments, general intangibles, or chattel paper), in each case whether arising out of goods sold or services rendered or from any other transaction and whether or not earned by performance, now or hereafter in existence, and all documents of title or other documents representing any of the foregoing, and all collateral security and guaranties of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

     (ii) "Capital Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person (i) as lessee that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person or (ii) as lessee which is a transaction of a type commonly known as a "synthetic lease" (i.e., a transaction that is treated as an operating lease for accounting purposes but with respect to which payments of rent are intended to be treated as payments of principal and interest on a loan for Federal income tax purposes).

     (iii) "Cash" means money, currency or a credit balance in any demand or Deposit Account.

     (iv) "Cash Equivalents" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government, or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator), and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (v) shares of any money market mutual fund that (a) has substantially all of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's.

     (v) "Consolidated Adjusted EBITDA" means, for any period, an amount determined for the Company and its Subsidiaries on a consolidated basis equal to
(i) the sum, without duplication, of the amounts for such period of (a) Consolidated Net Income, plus (b) Consolidated Interest Expense, plus (c) provisions for taxes based on income, plus (d) total depreciation expense, plus
(e) total amortization expense, plus (f) other non-Cash items reducing Consolidated Net Income (excluding any such non-Cash item to the extent that it represents an accrual or reserve for potential Cash items in any future period or amortization of a prepaid Cash item that was paid in a prior period), minus
(ii) the sum, without duplication of the amounts for such period of (a) other non-Cash items increasing Consolidated Net Income for such period (excluding any such non-Cash item to the extent it represents the reversal of an accrual or reserve for potential Cash item in any prior period), plus (b) interest income, plus (c) other income.

     (vi) "Consolidated Capital Expenditures" means, for any period, the aggregate of all expenditures of the Company and its Subsidiaries during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in "purchase of property and equipment or which should otherwise be capitalized" or similar items reflected in the consolidated statement of cash flows of the Company and its Subsidiaries.

     (vii)   "Consolidated   Cash  Interest  Expense"  means,  for  any  period,
Consolidated Interest Expense for such period, excluding any amount not payable in Cash.

     (viii) "Consolidated Current Liabilities" means, as at any date of determination, the total liabilities of the Company and its Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding the current portion of long term debt.

     (ix) "Consolidated Fixed Charges" means, for any period, the sum, without duplication, of the amounts determined for the Company and its Subsidiaries on a consolidated basis equal to (i) Consolidated Cash Interest Expense, (ii) scheduled payments of principal on Consolidated Total Debt, (iii) Consolidated Capital Expenditures, and (iv) the current portion of taxes provided for with respect to such period in accordance with GAAP.

     (x) "Consolidated Interest Expense" means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of the Company and its Subsidiaries on a consolidated basis with respect to all outstanding Consolidated Total Debt, including all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under Interest Rate Agreements, but excluding, however, any amounts referred to in Section 4(g) payable on or before the Closing Date.

     (xi) "Consolidated Net Income" means, for any period, (i) the net income (or loss) of the Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, minus (ii) the sum of (a) the income (or loss) of any Person (other than a Subsidiary of the Company) in which any other Person (other than the Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Subsidiaries by such Person during such period, plus (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with the Company or any of its Subsidiaries or that Person's assets are acquired by the Company or any of its Subsidiaries, plus (c) the income of any Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, plus (d) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, plus (e) (to the extent not included in clauses (a) through (d) above) any net extraordinary gains or net extraordinary losses.

     (xii) "Consolidated Total Debt" means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

     (xiii)  "Collateral   Documents"  means  any  Pledge  Agreement,   Security
Agreement, Mortgages, if any, and all other instruments, documents and agreements delivered by any Credit Party pursuant to this Agreement or any of the other Credit Documents in order to grant to the Buyer(s) a Lien on any real, personal or mixed property of that Credit Party as security for the Obligations.

     (xiv)  "Credit  Document"  means  any of  this  Agreement,  the  Collateral
Documents, and all other documents, instruments or agreements executed and delivered by a Credit Party for the benefit of Buyer(s) in connection herewith.

     (xv) "Credit Party" means each Person (other than the Buyer(s)) from time to time party to a Credit Document.

     (xvi) "Eligible Inventory" means all inventory (as defined in the UCC) of the Company and its Subsidiaries other than inventory which (i) is not owned by the Company or such Subsidiary free and clear of all Liens other than Liens in favor of the Buyer(s) granted pursuant to any Credit Document; (ii) is not located on premises owned, leased or rented by the Company or such Subsidiary located in a state of the United States of America or the District of Columbia that is set forth on schedule attached to the Security Agreement; (iii) is stored at a leased location, unless the Buyer(s) have given prior consent thereto; or (iv) is stored with a bailee or warehouseman or is in a processor or converter facility unless a reasonably satisfactory, acknowledged bailee letter or other agreement waiving or subordinating all Liens and claims by such Person to the Liens of the Buyer(s) have been delivered with respect thereto.

     (xvii) "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement, each of which is
(i) for the purpose of hedging the interest rate exposure associated with the Company' and its Subsidiaries' operations, (ii) approved by the Buyer(s), and
(iii) not for speculative purposes.

     (xviii) "Indebtedness" as applied to any Person, means, without duplication, (i) all indebtedness for borrowed money; (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP; (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money; (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA), which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument; (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person; (vi) the face amount of any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (vii) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another; (viii) any obligation of such Person the primary purpose or intent of which is to provide assurance to an obligee that the obligation of the obligor thereof will be paid or discharged, or any agreement relating thereto will be complied with, or the holders thereof will be protected (in whole or in part) against loss in respect thereof; (ix) any liability of such Person for an obligation of another through any agreement (contingent or otherwise) (a) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (b) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (a) or (b) of this clause (ix), the primary purpose or intent thereof is as described in clause
(viii) above; and (x) all obligations of such Person in respect of any exchange traded or over the counter derivative transaction, including, without limitation, any Interest Rate Agreement, whether entered into for hedging or speculative purposes; provided, in no event shall obligations under any Interest Rate Agreement be deemed "Indebtedness" for any purpose under this Section.

     (xix) "Lien" means (i) any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing, and (ii) in the case of Securities, any purchase option, call or similar right of a third party with respect to such Securities.

     (xx) "Net Working Capital" means, as at any date of determination, an amount determined on a consolidated basis for the Company and its Subsidiaries equal to (i) the sum, without duplication of the amounts as of such date of determination of (a) Cash, plus (b) Cash Equivalents, plus (c) the net amount at such date of all Accounts outstanding other than Accounts not paid within ninety
(90) days following their respective due dates or original  invoice dates,  plus
(d) Eligible Inventory, minus (ii) the sum, without duplication, of the amounts as of such date of determination of (a) Cash or Cash Equivalents of the Company or any of its Subsidiaries held by Persons other than the Company and its Subsidiaries as deposits, plus (b) Consolidated Current Liabilities; provided, however, that (x) any individual Account shall be included in Net Working Capital only to the extent that such Account is otherwise good and collectible and payable on demand or within one year from the applicable date of determination (and not by its terms or by the terms of any instrument or agreement relating thereto renewable or extendable at the option of the obligor beyond such year) and (y) Accounts shall be valued at their face value less reserves or accruals for uncollectible accounts determined in accordance with GAAP.

     (xxi) "Obligations" means all obligations of every nature of each Credit Party from time to time owed to under any Credit Document or Interest Rate Agreement, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Credit Party, would have accrued on any Obligation, whether or not a claim is allowed against such Credit Party for such interest in the related bankruptcy proceeding), payments for early termination of Interest Rate Agreements, fees, expenses, indemnification or otherwise.

     (xxii) "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities.

     (xxiii) "Securities" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

     (xxiv) "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a "qualifying share" of the former Person shall be deemed to be outstanding.



     5. TRANSFER AGENT INSTRUCTIONS.

     (a) The Company shall issue the Irrevocable Transfer Agent Instructions to its transfer agent, and any subsequent transfer agent, irrevocably appointing David Gonzalez, Esq. as the Company's agent for purpose instructing its transfer agent to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company ("DTC"), registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares and the Warrant Shares issued upon conversion of the Convertible Debentures or exercise of the Warrants as specified from time to time by each Buyer to the Company upon conversion of the Convertible Debentures or exercise of the Warrants. The Company shall not change its transfer agent without the express written consent of the Buyers, which may be withheld by the Buyers in their sole discretion. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(g) hereof (in the case of the Conversion Shares or Warrant Shares prior to registration of such shares under the Securities Act) will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(f), the Company shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment and, with respect to any transfer, shall permit the transfer. In the event that such sale, assignment or transfer involves Conversion Shares or Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. Nothing in this Section 5 shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of Conversion Shares. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyer(s) shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The obligation of the Company hereunder to issue and sell the Convertible Debentures to the Buyer(s) at the Closings is subject to the satisfaction, at or before the Closing Dates, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

     (a) Each Buyer shall have executed the Transaction Documents and delivered them to the Company.

     (b) The Buyer(s) shall have delivered to the Company the Purchase Price for the Convertible Debentures and Warrants in the respective amounts as set forth next to each Buyer as set forth on Schedule I attached hereto, minus any fees to be paid directly from the proceeds the Closings as set forth herein, by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.

     (c) The representations and warranties of the Buyer(s) shall be true and correct in all material respects as of the date when made and as of the Closing Dates as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer(s) shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer(s) at or prior to the Closing Dates.

     7. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

     (a) The obligation of the Buyer(s) hereunder to purchase the Convertible Debentures at the Closing is subject to the satisfaction, at or before the First Closing Date, of each of the following conditions:

     (i) Completion of due diligence satisfactory to the sole satisfaction of the Buyer.

     (ii) The Company shall have executed the Transaction Documents and delivered the same to the Buyers.

     (iii) The Common Stock shall be authorized for quotation or trading on the Primary Market, trading in the Common Stock shall not have been suspended for any reason, and all the Conversion Shares issuable upon the conversion of the Convertible Debentures shall be approved for listing or trading on the Primary Market.

     (iv) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the First Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date

     (v) The Company shall have executed and delivered to the Buyer(s) the Convertible Debentures and Warrants in the respective amounts set forth opposite each Buyer's name on Schedule I attached hereto.

     (vi) The Buyers shall have received an opinion of counsel from counsel to the Company in a form satisfactory to the Buyers.

     (vii) The Company shall have provided to the Buyers a true copy of a certificate of good standing evidencing the formation and good standing of the Company from the secretary of state (or comparable office) from the jurisdiction in which the Company is incorporated, as of a date within ten (10) days before the Closing Date.

     (viii) The Company shall have delivered to the Buyers a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to
(i) the resolutions consistent with Section 3(c) as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing.

     (ix) The Company shall have filed a form UCC-1 or such other forms as may be required to perfect the Buyer's interest in the Pledged Property as detailed in the Security Agreement dated the date hereof and provided proof of such filing to the Buyer(s).

     (x) The Company shall have made such filings as may be required to perfect the Buyer's interest in the Trademark Collateral as detailed in the Trademark Security Agreement dated the date hereof and provided proof of such filing to the Buyer(s).

     (xi) The Company shall have created the Share Reserve.

     (xii)  Webster  Credit  shall  have  filed  a  UCC-3  financing   statement
terminating their security interest in the assets of the Company and the Company's Subsidiaries.

     (xiii) The Company shall have entered into irrevocable voting agreements and obtained executed irrevocable voting proxies in connection therewith, substantially in the same form as attached hereto as Exhibit E, voting in favor of the issuance of the Total Transaction Shares in excess of 19.99% of the outstanding shares of the Company's Common Stock, copies of which have been provided to the Buyer(s), with its shareholders who hold in the aggregate, of at least eight and one half percent (8.5%) of the outstanding shares of the Company's Common Stock, (the "Irrevocable Voting Agreement and Proxy").

     (xiv) The  Company  shall have  provided  the  Buyer(s)  all of the written
consents  required  by  the  individuals  and/or  entities   identified  on  the
Disclosure Schedule pursuant to Section 3(ii) herein.

     (b) The obligation of the Buyer(s) hereunder to accept the Convertible Debentures at the Second Closing is subject to the satisfaction, at or before the Second Closing Date, of each of the following conditions:

     (i) The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Second Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Second Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

     (ii) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Second Closing Date.

     (iii) The Company shall have executed and delivered to the Buyer(s) the Convertible Debentures in the respective amounts set forth opposite each Buyer(s) name on Schedule I attached hereto.

     (iv) The Company shall have delivered to the Buyer the Irrevocable Transfer Agent Instructions as required by Section 4(x) herein.

     (v) The Company have filed the registration statement with the SEC in compliance with the rules and regulations promulgated by the SEC for filing thereof.

     (vi) The Company shall have certified, in a certificate executed by two officers of the Company and dated as of the Second Closing Date, that all conditions to the Second Closing have been satisfied.

     (vii) The Company shall have obtained Shareholder Approval for the issuance of the Total Transaction Shares, as defined in the Convertible Debentures, in excess of 19.99% of the outstanding shares of the Company's Common Stock.

     (c) The obligation of the Buyer(s) hereunder to accept the Convertible Debentures at the Third Closing is subject to the satisfaction, at or before the Third Closing Date, of each of the following conditions:

     (i) The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Second Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Second Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

     (ii) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Third Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Third Closing Date.

     (iii) The Company shall have executed and delivered to the Buyer(s) the Convertible Debentures in the respective amounts set forth opposite each Buyer(s) name on Schedule I attached hereto.

     (iv) The Registration Statement shall have been declared effective by the SEC in compliance with the rules and regulations promulgated by the SEC for the effectiveness thereof.

     (v) The Company shall have certified, in a certificate executed by two officers of the Company and dated as of the Third Closing Date, that all conditions to the Third Closing have been satisfied.

     8. INDEMNIFICATION.

     (a)  In  consideration  of the  Buyer's  execution  and  delivery  of  this
Agreement and acquiring the Convertible Debentures and the Conversion Shares hereunder, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Buyer(s) and each other holder of the Convertible Debentures and the Conversion Shares, and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Buyer Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Buyer Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Convertible Debentures or the other Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, or the other Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Buyer Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the parties hereto, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Convertible Debentures or the status of the Buyer or holder of the Convertible Debentures the Conversion Shares, as a Buyer of Convertible Debentures in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

     (b) In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Buyer's other obligations under this Agreement, the Buyer shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and all Indemnified Liabilities incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the
Buyer(s) in this Agreement, instrument or document contemplated hereby or thereby executed by the Buyer, (b) any breach of any covenant, agreement or obligation of the Buyer(s) contained in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby executed by the Buyer, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on material misrepresentations or due to a material breach and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, the Transaction Documents or any other instrument, document or agreement executed pursuant hereto by any of the parties hereto. To the extent that the foregoing undertaking by each Buyer may be unenforceable for any reason, each Buyer shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

     9. GOVERNING LAW: MISCELLANEOUS.

     (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Paragraph.

     (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four
(4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

     (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     (e) Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer(s), the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     (f) Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile;
(iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:            Harvey Electronics, Inc.
                                  205 Chubb Avenue
                                  Lyndhurst, NJ 07071
                                  Attention:
                                  Telephone:
                                  Facsimile:

With a copy to:                   Reed Smith LLP
                                  599 Lexington Avenue - 29th Floor
                                  New York, NY 10022
                                  Attention:       Gerard S. DiFiore, Esq.
                                  Telephone:
                                  Facsimile:


     If to the Buyer(s), to its address and facsimile number on Schedule I, with copies to the Buyer's counsel as set forth on Schedule I. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

     (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

     (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     (i) Survival. Unless this Agreement is terminated under Section 9(l), the representations and warranties of the Company and the Buyer(s) contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive the Closing for a period of two (2) years following the date on which the Convertible Debentures are converted in full. The Buyer(s) shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

     (j) Publicity. The Company and the Buyer(s) shall have the right to approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any party; provided, however, that the Company shall be entitled, without the prior approval of the Buyer(s), to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations (the Company shall use its best efforts to consult the Buyer(s) in connection with any such press release or other public disclosure prior to its release and Buyer(s) shall be provided with a copy thereof upon release thereof).

     (k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (l) Termination. In the event that the Closing shall not have occurred with respect to the Buyers on or before five (5) business days from the date hereof due to the Company's or the Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the non-breaching party's failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated by the Company pursuant to this Section 9(l), the Company shall remain obligated to reimburse the Buyer(s) for the fees and expenses of Yorkville Advisors LLC described in
Section 4(g) above.

     (m) Brokerage. The Company represents that no broker, agent, finder or other party has been retained by it in connection with the transactions contemplated hereby and that no other fee or commission has been agreed by the Company to be paid for or on account of the transactions contemplated hereby.

     (n) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.


                   [REMAINDER PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.


                                            COMPANY:
                                            HARVEY ELECTRONICS, INC.

                                            By:      /s/ Michael Recca
                                                     -------------------------
                                            Name:    Michael Recca
                                            Title:   Chief Executive Officer

     IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.


                                             BUYERS:
                                             YA GLOBAL INVESTMENTS, L.P.

                                             By:      Yorkville Advisors, LLC
                                             Its:     Investment Manager


                                             By:      /s/ Mark Angelo
                                                      -----------------------
                                             Name:    Mark Angelo
                                             Its:     Portfolio Manager

                                   SCHEDULE I
                                   ----------

                               SCHEDULE OF BUYERS
                               ------------------


                                   SCHEDULE I
                                   ----------

                               SCHEDULE OF BUYERS
                               ------------------


       (1)                     (2)               (3)             (4)          (5)         (6)   (7)        (8)
      Buyer                            Subscription Amount                  Number of                 Legal Representative's
                                                                           Warrant Shares             Address and Facsimile
                                                                                                             Number
                               1st Closing    2nd Closing    3rd Closing

YA Global Investments, L.P.    $4,000,000     $1,500,000     $500,000       1,262,274                 David Gonzalez, Esq.
                                                                                                      101 Hudson Street, Suite 3700
101 Hudson Street, Suite 3700                                                                         Jersey City, New Jersey 07302
Jersey City, NJ  07303                                                                                Telephone:  (201) 985-8300
Attention: Mark Angelo                                                                                Facsimile:   (201) 985-8266
Telephone: (201) 985-8300
Facsimile: (201) 985-8266
Residence:  Cayman Islands


                              DISCLOSURE SCHEDULE
                              -------------------

                            [Intentionally omitted]
                            -----------------------

                                   EXHIBIT A
                                   ---------

                         FORM OF CONVERTIBLE DEBENTURE
                         -----------------------------

                            [Intentionally omitted]
                            -----------------------

                                   EXHIBIT B
                                   ---------


                                 FORM OF WARRANT
                                 ---------------


                            [Intentionally omitted]
                            -----------------------

                                    EXHIBIT C
                                    ---------


                               LOCK UP AGREEMENT
                               -----------------

     The undersigned hereby agrees that for a period commencing on August ___, 2007 and expiring on the date thirty (30) days after the date that all amounts owed to YA Global Investments, L.P. (the "Buyer"), under the Secured Convertible Debentures issued to the Buyer pursuant to the Securities Purchase Agreement between Harvey Electronics, Inc. (the "Company") and the Buyer dated August ___, 2007 have been paid (the "Lock-up Period"), he, she or it will not, directly or indirectly, without the prior written consent of the Buyer, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities") except in accordance with the volume limitations set forth in Rule 144(e) of the General Rules and Regulations under the Securities Act of 1933, as amended, provided, however, that the foregoing restriction shall (a) cease to be applicable in any respect to any (a) executive officer of the Company who is terminated or resigns or (ii) any director who has resigned from the Board of Directors of the Company, in each case, on the 180th calendar day following the date of his or her termination or resignation, as the case may be and (b) not apply to (i) any Securities acquired pursuant to a cashless exercise of options or warrants issued to the undersigned and (ii) the effecting of any net settlement transactions in connection with the cashless exercise of such options and warrants by the undersigned.

     In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated: _______________, 2007

                                    Signature



                                    Name:
                                            -----------------------------------
                                    Address:
                                            -----------------------------------
                                    City, State, Zip Code:---------------------


                                    -------------------------------------------
                                    Print Social Security Number
                                    or Taxpayer I.D. Number

                                   EXHIBIT D
                                   ---------

                               LANDLORD CONSENTS
                               -----------------

                            [Intentionally omitted]
                            -----------------------

                                   EXHIBIT E
                                   ---------

                     IRREVOCABLE VOTING AGREEMENT AND PROXY
                     --------------------------------------

                            [Intentionally omitted]
                            -----------------------